LAREDO PETROLEUM

Corporate Presentation
November 2015



Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and September 30, 2015 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "resource potential", "estimated ultimate recovery", "EUR", "development ready", "horizontal commerciality confirmed", "horizontal commerciality not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. Unproved reserves refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Resource potential is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery, or EUR, refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Laredo Positioned for Any Environment

- Experienced management team has weathered commodity price drops of 50% or more five times
- Well positioned financially with strong liquidity and hedge positions and no term debt maturities until 2022
- Contiguous acreage base enables production corridors that drive lower capital and operational costs
- Early adoption of multi-well pad drilling has lowered development costs
- Earth Model beginning to demonstrate capital productivity improvements
- Medallion pipeline system experiencing exceptional growth rates

Financial Flexibility to Enhance Value to Stakeholders

- Operating approximately within cash flow during the second half of 2015[1]
- Liquidity of ~$941 million[2]
- Redetermination of senior secured credit facility reaffirmed elected commitment of $1 billion
- $950 million of notes callable at Laredo's option in 2017



Borrowing Base
$ MM
$1,200
$1,000
$800
$600
$400
$200
$-
5/08
12/08
11/09
11/10
6/11
10/11
11/12
11/13
11/14
11/15



Debt Maturities Summary
$MM
$1,500
$1,000
$500
$0
$1,000
$950
5.625%
7.375%
$350
6.25%
2015
2016
2017
2018
2019
2020
2021
2022
2023
Revolver (Drawn)2
Revolver (Undrawn)
Senior Notes

[1] *Excluding Medallion investments and including sale of properties*
[2] *As of 9/30/15*

Peer Leading Oil Hedge Position



Oil Production Hedged[1]
120%
100%
80%
60%
40%
20%
0%
% of Estimated Oil Production Hedged
$80.99
Floor
$70.84
Floor
4Q-2015
2016
LPI
Midland Peer Avg.[2]

[1] Simmons research estimates of production for peer group, LPI estimates as determined by 2015 guidance and assumption of flat production in 2016
[2] Peer group includes AREX, FANG, PE, PXD and RSPP

Benefits of Hedging Program


Hedging Benefit per Barrel of Oil
Uplift per Barrel of Oil Sold[1]
$35
$30
$25
$20
$15
$10
$5
$0
4Q-2015
2016
LPI
Midland Peer Avg.[2]

Laredo's hedging program produced more than $175 million of cash flow in the first nine months of 2015

[1] Assumes oil price of $50 per barrel in 4Q-2015 and 2016
[2] Peer average includes AREX, FANG, PE, PXD and RSPP, based on publicly available filings

High-Quality Contiguous Acreage

- **160,813 gross/138,289 net acres[1]**
- **~75% of acreage supports laterals of 7,500' or longer**
- **~33% of acreage supports 10,000' laterals**
- **Facilitates centralized infrastructure in production corridors that increase capital efficiency**

Contiguous acreage enables Laredo to achieve operational efficiencies by leveraging data and infrastructure to enhance well returns



HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI Leasehold

[1] As of 9/30/15, adjusted for divestment closing on 9/15/15

Enhancing Well Returns[1,2]



50%
40%
30%
20%
10%
0%
Returns
2013 Upper Wolfcamp
2015 UWC 7,500'
2015 UWC 10,000'
2015 UWC 10,000' (Pad)
2015 UWC 10,000' (Pad, +10% EUR)

Capital efficiency gains from drilling longer laterals, cost savings from multi-well pad drilling and potential EUR uplift can generate well economics in this commodity price environment that rival the returns from a higher oil price environment

[1] 2013 returns reflect $90 oil and $3.75 natural gas
[2] 2015 returns reflect $50 oil and $3.00 natural gas

10,000' Laterals Increase Capital Efficiency

EUR's for 10,000' laterals are ~30% higher than 7,500' laterals for a ~15% capital expenditure increase[1]



Well Cost per Stimulated Foot ($/Ft)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$893
$790
$790
$754
$676
$676
7,500' Lateral
10,000' Lateral
Cline
Middle Wolfcamp
Upper Wolfcamp



Well Cost per EUR ($/BOE)
$12
$10
$8
$6
$4
$2
$0
$9.2
$7.9
$7.0
$7.5
$6.8
$6.1
7,500' Lateral
10,000' Lateral
Cline
Middle Wolfcamp
Upper Wolfcamp

[1] Well costs assume multi-well pads

Contiguous Acreage Enables Efficient Development

Centralization of infrastructure provides benefits of ~$1.2 MM per well

- **Production corridors can accommodate approximately 500 Upper and Middle Wolfcamp drilling locations**
- **Completion operations on 11-well project along Reagan North corridor are currently underway, requiring more than 3,000,000 barrels of water**
- **Provide LOE saving by centralizing compression and water handling facilities**


GLASSCOCK
REAGAN
HOWARD
GLASSCOCK
STERLING
REAGAN
IRION
Active corridors
Proposed corridors
Laredo leasehold

Infrastructure Integrated with Complete Development Plan



Oil Gathering Station
Oil Takeaway Pipeline
Plains to Midland
Oil Gathering Line
Gas Lift Compression Facility
Oil Takeaway Pipeline
Medallion to Colorado City
Gas Gathering Line
Linked Water Storage Facilities
Rig Fuel Line
Water Recycling Facility
Gas Takeaway Pipeline

Production corridors leverage Laredo's contiguous acreage base to facilitate efficient resource development

Production Corridors Enable Multi-Well Pad Drilling

Multi-well pads reduce capital expenditures by ~$400,000 per well


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Reagan North corridor
LPI leasehold



A four-well completion requires[1]:

- **1,000,000 barrels of water in two weeks**
- **Takeaway capacity for ~82,500 BOE per month during peak production**
- **Takeaway capacity for ~93,000 barrels of water per month during peak production**

[1] *Assumes two 7,500' Upper Wolfcamp and two 7,500' Middle Wolfcamp horizontal wells*

Lease Operating Expenses (LOE) Trending Lower

Production corridors facilitate lower unit LOE as more wells are drilled along corridors


$35
$30
$25
$20
$15
$10
$5
$0
LOE ($ MM)
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
LOE ($/BOE)
1Q15
2Q15
3Q15
LOE ($ MM)
LOE/BOE ($/BOE)

Earth Model Objectives: Select, Steer and Space


Standard
Wellbore

Landing, geosteering & staying in-zone fundamentally linked to highest 90-day cumulative oil production


Select Landing Point 1
Geosteering (stay in zone) 2
Frac Design & Spacing 3
1
2
3
Lateral Length
Frac Barrier

3D Attribution Analysis Proving Successful



Fluid / Stress
Brittleness
Fracturing
Lithology
Storage
0
30M
60M
90-Day Cumulative Oil (BO)

Earth Model has potential to optimize development & increase value

Earth Model Enhancing Oil Production



90-day Cumulative Oil Production vs. Oil Type Curve
>20% increase in oil volumes
46,714 BO
38,405 BO
Barrels of Oil
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
0
10
20
30
40
50
60
70
80
90
100
DAYS
90-day cumulative oil
Oil type curve[1]

Results include two UWC, two MWC and two Cline horizontal wells

[1] Type curve is the average oil curve of two Upper Wolfcamp, two Middle Wolfcamp and two Cline horizontal wells, adjusted for lateral length

Earth Model Economic "Uplift" Implications

10,000' Upper Wolfcamp Multi-Well Pad Type Curve



60%
50%
40%
30%
20%
10%
ROR %
ROR uplift
Earth Model Potential
Type Curve
90%
100%
110%
120%
EUR Uplift

- **Anticipate that the Earth Model will be utilized to select the landing point and geosteer for 90% of 2015 horizontal wells**
- **Landing, geosteering & staying in-zone fundamentally linked to highest 90-day cumulative oil production**
- **10% increase in EUR increases ROR from ~34% to ~43%[1]**

[1] *$50 oil, $3.00 natural gas*

11-well Development Project

Enhancing returns with multi-well pads on production corridors, long laterals and the Earth Model


Multi-well pads
Reagan North corridor
Blk-O
Blk-O
Blk-2
HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
IRION
Reagan North corridor
LPI leasehold
UWC Hz
MWC Hz

Medallion Crude Oil System Overview

Medallion pipeline system now ~460 miles with >290,000 net acres dedicated to system and >1.8 million acres either under AMI or supporting firm commitments on the pipeline

- Laredo Midstream Services (LMS) is a 49% owner of the Midland Basin pipeline system operated by Medallion
- LMS is expected to realize cash flow of approximately $0.60 per barrel delivered by the system
- Total delivery point capacity is expected to exceed 500,000 barrels of oil per day with the completion of the extensions
- Volumes delivered by Medallion are expected to exceed 150,000 barrels of oil per day by the end of 2016



DAWSON
BORDEN
SCURRY
FISHER
Centurion
Basin
COLORADO CITY HUB
PE II
Bridgetex
MARTIN
HOWARD
MITCHELL
NOLAN
GLASSCOCK
MIDLAND
GARDEN CITY STATION
STERLING
COKE
MIDKIFF STATION
REAGAN STATION
UPTON
REAGAN
SANTA RITA STATION
IRION
Longhorn Pipeline
CROCKETT
Medallion Facilities
Howard Co Ext
Martin Co Ext
Midkiff Lateral
Reagan Extension
Santa Rita Lateral
Wolfcamp Connector
LMS Crude Station
LMS Crude Oil
LPI Leasehold

Medallion 2015 Forecast



Delivered Volumes
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Volumes (BOPD)
1Q15
2Q15
3Q15
4Q15E
Laredo
3rd Parties



Net Cash Flow to LPI
(quarterly, annualized)
$16
$14
$12
$10
$8
$6
$4
$2
$0
Net Cash Flow ($ MM)
1Q15
2Q15
3Q15
4Q15E

Third-party volume growth driven by continued expansions of the pipeline system and the optionality provided by the redelivery options on the system

Laredo Petroleum Investment Opportunity

- **Experienced management team**
- **Strong liquidity and hedge positions**
- **Contiguous acreage base in an outstanding basin**
- **Production corridor investments driving lower costs**
- **Medallion pipeline system is premier pipeline in Midland basin**
- **Earth Model initial results demonstrate enhanced oil production**

Appendix



Land Position Chronology

EXPLORATION | DELINEATION | DEVELOPMENT


2008
Howard
Glasscock
Sterling
Reagan
Irion
LPI Leasehold
Buy Outline
~15,000 Net Acres
2010
Howard
Sterling
Reagan
Irion
~50,000 Net Acres
2012
Howard
Glasscock
Sterling
Reagan
Irion
~140,000 Net Acres
2015
Howard
Glasscock
Sterling
Reagan
Irion
~144,000 Net Acres[1]

Primary objective has always been to build contiguous acreage positions in the best part of the basin

[1] As of 9/30/15, adjusted for divestment closing on 9/15/15

Regional Cross-Section


1
2
3
4
5
6
7
8
9
10
North
South
Upper Spraberry
Lower Spraberry
UWC
MWC
LWC
Canyon
Cline
Strawn
ABW
500'


1
2
3
4
5
6
7
8
9
10
10 MILES

Flattened on the Middle Wolfcamp

- GAMMA RAY

- Stock Tank Original Oil in Place (STOOIP)*

STOOIP TOTALS	292 MMBO	254 MMBO	305 MMBO	302 MMBO	320 MMBO	322 MMBO	272 MMBO	352 MMBO	354 MMBO	279 MMBO

Contiguous thick stratigraphic section from Spraberry through ABW interval indicated by geologic cross-section

ABW – Atoka, Barnett & Woodford

*STOOIP CURVES CALCULATED WITH 50' HEIGHT

$$MMSTOOIP = \frac{7758*Phie*(1-Sw)*h*640ac}{Bo} / 1{,}000{,}000$$

2014 Reserve Summary



Permian Year-End Reserves[1]
350
300
250
200
150
100
50
0
MMBOE
~35% CAGR
YE-11
YE-12
YE-13
YE-14
Developed
Undeveloped



350
300
250
200
150
100
50
0
MMBOE
247
32
82
297
Total Proved Reserves YE-2014 (2-stream)
Natural Gas Reserves Reduced in Processing (Shrink)
NGL Reserves Uplift from Processing (Yield)
Total Proved Reserves YE-2014 (3-stream)



Oil
NGL
Natural Gas
25%
47%
28%

[1] *Based on YE-2014 2-stream proved reserves, prepared by Ryder Scott. Internally converted to 3-stream based on actual gas plant economics of 30% shrink and a yield of 127 Bbl of NGL per MMcf. Annual reserve volumes prior to 2014* have been converted to 3-stream using an 18% uplift

2015 Estimated Production Growth



50
45
40
35
30
25
20
15
10
5
0
MBOE/D
2011
2012
2013
2014
2015P
~26% CAGR
~17% - 19% Growth
Avg. Daily Production1
Estimated Avg. Daily Production2

[1] Quarterly production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 quarterly results have been converted to 3-stream using actual gas plant economics

[2] Based on midpoint of guidance of 16.2 MMBOE – 16.4 MMBOE for full-year 2015

Reagan North Corridor Benefits

Per well estimated benefits of corridor investment (capital savings, LOE savings and price uplift)

Natural gas for rig fuel, displaces higher cost diesel	$37,500
Approximately 40% total investment pays out before well is even producing	
Flowback and produced water savings over life of well	$253,000
85% of savings in initial flowback of load water used in completion	
Per well payout occurs at <25% load recovery	
Natural gas for gas lift for first 3 years of well life	$81,000
Crude oil gathering price uplift to LPI over life of well	$356,250
Crude oil gathering revenue to LMS over life of well	$281,250
Reduced gas gathering expense over life of well	$225,000
Total estimated benefit of Reagan North Production Corridor *for each well*	$1,234,000

$553 million in total estimated benefits from investment of $53 million

Upper & Middle Wolfcamp 7,500' Type Curve

Upper Wolfcamp


1,000
100
10
BOE/D
Normalized Production[1]
Type Curve
1
12
24
36
48
60
Months

- EUR: 850 MBOE (45% oil)
- 180-day cumulative: 91 MBOE (60% oil)
- 70 UWC wells operated by LPI included in 7,500' type curve normalized production

Middle Wolfcamp


1,000
100
10
BOE/D
Normalized Production[1]
Type Curve
1
12
24
Months
36
48
60

- EUR: 750 MBOE (50% oil)
- 180-day cumulative: 80 MBOE (61% oil)
- 32 MWC wells operated by LPI included in 7,500' type curve normalized production

[1] *Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 9/30/15.*

Lower Wolfcamp & Cline 7,500' Type Curve

Lower Wolfcamp



1,000
BOE/D
100
10
Normalized Production¹
Type Curve
1
12
24
Months
36
48
60

- EUR: 700 MBOE (45% oil)
- 180-day cumulative: 80 MBOE (55% oil)
- 26 LWC wells operated by LPI included in 7,500' type curve normalized production

Cline



1,000
BOE/D
100
10
Normalized Production¹
Type Curve
1
12
24 Months
36
48
60

- EUR: 725 MBOE (50% oil)
- 180-day cumulative: 96 MBOE (55% oil)
- 16 Cline wells operated by LPI included in 7,500' type curve normalized production

[1] *Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 9/30/15.*

10,000' Lateral Type Curves


Upper Wolfcamp
10,000
1,000
100
10
1
BOE/D
0
500
1,000
1,500
Days
Normalized Production[1]
Type Curve


Middle Wolfcamp
10,000
1,000
100
10
1
BOE/D
0
500
1,000
1,500
Days
Normalized Production[1]
Type Curve


Cline
10,000
1,000
100
10
1
BOE/D
0
500
1,000
1,500
Days
Normalized Production[1]
Type Curve

	Upper Wolfcamp	Middle Wolfcamp	Cline
Lateral Length	~10,000'	~10,000'	~10,000'
EUR (MBOE)	1,110	1,000	1,000
Wells Drilled	9	5	5
Frac Stages	33	32	33

Oil Hedges

Open Positions As of September 30, 2015[1]	4Q-2015	2016	2017	Total
OIL[2]				
Puts:				
Hedged volume (Bbls)	114,000	1,296,000	-	1,410,000
Weighted average price ($/Bbl)	$75.00	$45.00	$ -	$47.43
Swaps:				
Hedged volume (Bbls)	168,000	1,573,800	-	1,741,800
Weighted average price ($/Bbl)	$96.56	$84.82	$ -	$85.95
Collars:				
Hedged volume (Bbls)	1,641,880	3,654,000	2,628,000	7,923,880
Weighted average floor price ($/Bbl)	$79.81	$73.99	$77.22	$76.27
Weighted average ceiling price ($/Bbl)	$95.41	$89.63	$97.22	$93.35
Total volume with a floor (Bbls)	**1,923,880**	**6,523,800**	**2,628,000**	**11,075,680**
Weighted average floor price ($/Bbl)	**$80.99**	**$70.84**	**$77.22**	**$74.12**
NYMEX WTI to Midland Basis Swaps:				
Hedged volume (Bbls)	920,000	-	-	920,000
Weighted average price ($/Bbl)	$ 1.95	$ -	$ -	$1.95

[1] Updated to reflect hedges placed through 11/5/15

[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil

Natural Gas Hedges

Open Positions As of September 30, 2015[1]	4Q-2015	2016	2017	Total
NATURAL GAS[2]				
Collars:				
Hedged volume (MMBtu)	7,192,000	18,666,000	5,475,000	31,333,000
Weighted average floor price ($/MMBtu)	$3.00	$ 3.00	$3.00	$3.00
Weighted average ceiling price ($/MMBtu)	$5.96	$ 5.60	$4.00	$5.40
Total volume with a floor (MMBtu)	**7,192,000**	**18,666,000**	**5,475,000**	**31,333,000**
Weighted average floor price ($/MMBtu)	**$3.00**	**$3.00**	**$3.00**	**$3.00**

[1] Updated to reflect hedges placed through 11/5/15
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period.

2015 Guidance

	4Q-2015		FY-2015
Production (MMBOE)	3.6 – 3.8		16.2 – 16.4
Crude oil % of production	~45%		~46%
Natural gas liquids % of production	~27%		~26%
Natural gas % of production	~28%		~28%
Price Realizations (pre-hedge):			
Crude oil (% of WTI)	~88%		~87%
Natural gas liquids (% of WTI)	~23%		~22%
Natural Gas (% of Henry Hub)	~75%		~71%
Operating Costs & Expenses:			
Lease operating expenses ($/BOE)	$6.25 - $7.25		$6.50 - $7.50
Midstream expenses ($/BOE)	$0.20 - $0.40		$0.30 - $0.40
Production and ad valorem taxes (% of oil and gas revenue)	7.75%		7.75%
General and administrative expenses ($/BOE)	$5.50 - $6.50		$5.25 - $6.25
Depletion, depreciation and amortization ($/BOE	$13.00 - $14.00		$15.50 - $16.50

Two-Stream to Three-Stream Conversions

			1Q-14	2Q-14	3Q-14	4Q-14	FY-14
Production	**Production (2-Stream)**						
	BOE/D		**27,041**	**28,653**	**32,970**	**39,722**	**32,134**
		% oil	**58%**	**58%**	**59%**	**60%**	**59%**
	Production (3-Stream)						
	BOE/D		**32,358**	**33,829**	**38,798**	**46,379**	**37,882**
		% oil	**49%**	**49%**	**50%**	**51%**	**50%**
Realized Pricing	**2-Stream Prices**						
	Gas ($/Mcf)		$7.04	$6.08	$5.80	$4.46	$5.72
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
	3-Stream Prices						
	Gas ($/Mcf)		$4.00	$3.73	$3.25	$3.00	$3.45
	NGL ($/Bbl)		$32.88	$28.79	$29.21	$19.65	$27.00
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
Unit Cost Metrics	**2-Stream Unit Cost Metrics**						
	Lease Operating ($/BOE)		$8.95	$7.74	$8.30	$8.04	$8.23
	Midstream ($/BOE)		$0.35	$0.59	$0.40	$0.50	$0.46
	G&A ($/BOE)		$11.36	$11.34	$8.93	$5.95	$9.04
	DD&A ($/BOE)		$20.38	$20.35	$21.08	$21.85	$21.01
	3-Stream Unit Cost Metrics						
	Lease Operating ($/BOE)		$7.48	$6.55	$7.05	$6.88	$6.98
	Midstream ($/BOE)		$0.29	$0.50	$0.34	$0.43	$0.39
	G&A ($/BOE)		$9.50	$9.60	$7.59	$5.10	$7.67
	DD&A ($/BOE)		$17.03	$17.23	$17.91	$18.72	$17.83